EXHIBIT 10.10

                                 FIRST AMENDMENT


                  FIRST AMENDMENT (this "Amendment"), dated as of December 15, 1998, among Labtec, Inc. (formerly known as Labtec Enterprises, Inc.) (the "Borrower"), the lending institutions party to the Credit Agreement referred to below (each a "Bank" and, collectively, the "Banks"), and Bankers Trust Company, as Agent (the "Agent"). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement.




                              W I T N E S S E T H:


                  WHEREAS, the Borrower, the Banks and the Agent are party to a Credit Agreement, dated as of October 7, 1997 (as amended, modified and supplemented prior to the date hereof, the "Credit Agreement"); and

                  WHEREAS, the Borrower and the Banks have agreed to amend the Credit Agreement on the terms and conditions set forth herein;

                  NOW, THEREFORE, it is agreed:

                  1. In order to induce the Banks to enter into this Amendment, the Borrower hereby agrees that at all times from and after the Amendment Effective Date (as hereinafter defined), unless an increase is otherwise consented to in writing by the Required Banks, the sum of (i) the aggregate outstanding principal amount of Revolving Loans and Swingline Loans and (ii) the Letter of Credit Outstandings shall not exceed the lesser of the Total Revolving Loan Commitment and $7,500,000.

                  2. Section 8.08(a) of the Credit Agreement is hereby amended by deleting the reference to "$2,200,000" appearing opposite the date March 31, 1999 in the table set forth therein and by inserting in lieu thereof a reference to "2,900,000."

                  3. Section 8.09 of the Credit Agreement is hereby amended by deleting the portion of the table set forth in such Section from September 30, 1998 through March 31, 1999 and inserting in lieu thereof the following:

                           "September 30, 1998                $5,800,000
                            December 31, 1998                 $5,600,000
                            March 31, 1999                    $5,500,000"

                  4. Section 8.10 of the Credit Agreement is hereby amended by deleting the portion of the table set forth in such Section from September 30, 1998 through March 31, 1999 and inserting in lieu thereof the following:

                           "September 30, 1998                1.7:1.0

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                           December 31, 1998                  1.7:1.0
                           March 31, 1999                     1.7:1.0"

                  5. Each of the Banks hereby waives compliance by the Borrower with Section 8.10 of the Credit Agreement solely for the Test Period ending June 30, 1998, and further waives any Default or Event of Default that may exist as a result of the Borrower's failure to comply with such Section 8.10 for such Test Period.

                  6. Section 8.11 of the Credit Agreement is hereby amended by deleting the portion of the table set forth in such Section from December 31, 1998 through March 31, 1999 and inserting in lieu thereof the following:

                           "December 31, 1998                 5.8:1.0
                            March 31, 1999                    5.9:1.0"

                  7. Each of the parties hereto hereby agree that for all purposes of the Credit Agreement, Consolidated EBIT referred to therein shall be determined without giving effect to the charges for additions to reserves identified on Schedule 1 hereto, provided that if such reserves are used in periods following the time when such reserves are taken, then in such subsequent periods consolidated EBIT shall be reduced by the amount of the reserves so used.

                  8. In order to induce the Banks to enter into this Amendment, the Borrower hereby agrees to pay, on the Amendment Effective Date, to the Agent for the account of each Bank an amount equal to 1/4 of 1% of the sum of such Bank's outstanding Term Loans and the Total Revolving Loan Commitment.

                  9. In order to induce the Banks to enter into this Amendment, the Borrower hereby represents and warrants that (i) no Default or Event of Default exists as of the Amendment Effective Date (as defined below) after giving effect to this Amendment and (ii) on the Amendment Effective Date, both before and after giving effect to this Amendment, all representations and warranties contained in the Credit Agreement or in the other Credit Documents are true and correct in all material respects.

                  10. This Amendment shall become effective on the date (the "Amendment Effective Date") when the Required Banks and the Borrower shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Agent at its Notice Office.

                  11. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

                  12.  This   Amendment   may  be  executed  in  any  number  of
counterparts and by the

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

different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Agent.

                  13. All references in the Credit Agreement and each of the Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement after giving effect to this Amendment.


                  14. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                                      * * *


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
                  IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date hereof.


                                             LABTEC ENTERPRISES, INC.



                                             By: /s/ Rodger R. Krouse
                                                 -------------------------------
                                                 Name: Rodger R. Krouse
                                                 Title:



                                             BANKERS TRUST COMPANY, individually
                                                 and as Agent



                                             By: /s/ Mary Kay Coyle
                                                 -------------------------------
                                                 Name:  Mary Kay Coyle
                                                 Title: Managing Director



                                             LASALLE NATIONAL BANK



                                             By:
                                                 -------------------------------
                                                 Name:
                                                 Title:



                                             ARCHIMEDES FUNDING L.L.C
                                                 By:  ING CAPITAL ADVISORS INC.,
                                                           as Collateral Manager



                                             By: /s/ Michael D. Hatley
                                                 -------------------------------
                                                 Name:  Michael D. Hatley
                                                 Title: Senior Vice President

                                             VAN KAMPEN AMERICAN CAPITAL
                                                 PRIME RATE INCOME TRUST



                                              By: /s/ Jeffrey W. Maillet
                                                 -------------------------------
                                                 Name:  Jeffrey W. Maillet
                                                 Title: Senior Vice President
                                                          & Director

                                                                      SCHEDULE I
                                                                      ----------

              Charges to be excluded in computing Consolidated EBIT



--------------------------------------------------------------------------------------------------------
                  Amount/Description                            |            Period in which taken     |
                  ------------------                            |            ----------------------    |
                                                                |                                      |
$210,000 - Addition to Bad Debt Reserve                         |       3rd and/or 4th Quarter of 1998 |
$500,000 - Addition to Inventory Reserve                        |       3rd and/or 4th Quarter of 1998 |
$290,000 - Addition to Reserve for Credits and Allowances       |       3rd and/or 4th Quarter of 1998 |
-------------------------------------------------------------------------------------------------------|